UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2013, Jarden Corporation (the “Company”) entered into Amendment No. 1 to Third A&R Loan Agreement (as defined below) (the “Amendment”) amending certain provisions of the Third Amended and Restated Loan Agreement, dated as of February 17, 2012, by and among the Company, as servicer, Jarden Receivables, LLC, as borrower, SunTrust Bank, as a lender, PNC Bank, National Association, as a lender, Wells Fargo Bank, National Association, as a lender and issuer of letters of credit, and SunTrust Robinson Humphrey, Inc., as administrator (the “Third A&R Loan Agreement”) relating to its existing receivables securitization facility (the “Receivables Securitization Facility”).

The Amendment was entered into in order to, among other things, (i) increase the maximum principal amount of borrowings allowed under the Receivables Securitization Facility from $400,000,000 to $500,000,000, (ii) extend the term of the Receivables Securitization Facility through October 10, 2016, (iii) permit the maximum principal amount of borrowings allowed under the Receivables Securitization Facility to be increased to an aggregate of $750,000,000 under certain specified circumstances, and (iv) amend, modify and/or supplement certain other agreements, obligations, covenants, representations and warranties of the parties thereto.

The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as it were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Form 8-K which discussion is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Third Amended and Restated Loan Agreement, dated as of October 10, 2013, among Jarden Corporation, as servicer; Jarden Receivables, LLC, as borrower; SunTrust Bank, as a lender, PNC Bank, National Association, as a lender and Wells Fargo Bank, National Association, as a lender and issuer of letters of credit, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2013

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
10.1	Amendment No. 1 to the Third Amended and Restated Loan Agreement, dated as of October 10, 2013, among Jarden Corporation, as servicer; Jarden Receivables, LLC, as borrower; SunTrust Bank, as a lender, PNC Bank, National Association, as a lender and Wells Fargo Bank, National Association, as a lender and issuer of letters of credit, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.